Exhibit 99.3
Consolidated Balance Sheets
(dollars in millions)

	3-31-11	12-31-10	3-31-10
Assets
Loans	$48,552	$50,107	$55,913
Loans held for sale	426	467	556
Securities available for sale	19,448	21,933	16,553
Held-to-maturity securities	19	17	22
Trading account assets	1,041	985	1,034
Short-term investments	3,705	1,344	4,345
Other investments	1,402	1,358	1,525

Total earning assets	74,593	76,211	79,948
Allowance for loan and lease losses	(1,372)	(1,604)	(2,425)
Cash and due from banks	540	278	619
Premises and equipment	906	908	872
Operating lease assets	491	509	652
Goodwill	917	917	917
Other intangible assets	20	21	46
Corporate-owned life insurance	3,187	3,167	3,087
Derivative assets	1,005	1,006	1,063
Accrued income and other assets	3,758	3,876	4,150
Discontinued assets	6,393	6,554	6,374

Total assets	$90,438	$91,843	$95,303

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$26,177	$27,066	$25,068
Savings deposits	1,964	1,879	1,873
Certificates of deposit ($100,000 or more)	5,314	5,862	10,188
Other time deposits	7,597	8,245	12,010

Total interest-bearing deposits	41,052	43,052	49,139
Noninterest-bearing deposits	16,495	16,653	15,364
Deposits in foreign office — interest-bearing	3,263	905	646

Total deposits	60,810	60,610	65,149
Federal funds purchased and securities sold under repurchase agreements	2,232	2,045	1,927
Bank notes and other short-term borrowings	685	1,151	446
Derivative liabilities	1,106	1,142	1,103
Accrued expense and other liabilities	1,931	1,931	2,089
Long-term debt	11,048	10,592	11,177
Discontinued liabilities	2,929	2,998	2,490

Total liabilities	80,741	80,469	84,381

Equity
Preferred stock, Series A	291	291	291
Preferred stock, Series B	—	2,446	2,434
Common shares	1,017	946	946
Common stock warrant	87	87	87
Capital surplus	4,167	3,711	3,724
Retained earnings	5,721	5,557	5,098
Treasury stock, at cost	(1,823)	(1,904)	(1,958)
Accumulated other comprehensive income (loss)	(35)	(17)	19

Key shareholders’ equity	9,425	11,117	10,641
Noncontrolling interests	272	257	281

Total equity	9,697	11,374	10,922

Total liabilities and equity	$90,438	$91,843	$95,303

Common shares outstanding (000)	953,926	880,608	879,052

Consolidated Statements of Income
(dollars in millions, except per share amounts)

	Three months ended
	3-31-11	12-31-10	3-31-10
Interest income
Loans	$570	$617	$710
Loans held for sale	4	4	4
Securities available for sale	166	170	150
Held-to-maturity securities	—	—	1
Trading account assets	7	8	11
Short-term investments	1	1	2
Other investments	12	11	14

Total interest income	760	811	892

Interest expense
Deposits	110	124	212
Federal funds purchased and securities sold under repurchase agreements	1	2	1
Bank notes and other short-term borrowings	3	3	3
Long-term debt	49	53	51

Total interest expense	163	182	267

Net interest income	597	629	625
Provision (credit) for loan and lease losses	(40)	(97)	413

Net interest income (expense) after provision for loan and lease losses	637	726	212

Noninterest income
Trust and investment services income	110	108	114
Service charges on deposit accounts	68	70	76
Operating lease income	35	42	47
Letter of credit and loan fees	55	51	40
Corporate-owned life insurance income	27	42	28
Net securities gains (losses) (a)	(1)	12	3
Electronic banking fees	30	31	27
Gains on leased equipment	4	6	8
Insurance income	15	12	18
Net gains (losses) from loan sales	19	29	4
Net gains (losses) from principal investing	35	(6)	37
Investment banking and capital markets income (loss)	43	63	9
Other income	17	66	39

Total noninterest income	457	526	450

Noninterest expense
Personnel	371	365	362
Net occupancy	65	70	66
Operating lease expense	28	28	39
Computer processing	42	45	47
Business services and professional fees	38	56	38
FDIC assessment	29	27	37
OREO expense, net	10	10	32
Equipment	26	26	24
Marketing	10	22	13
Provision (credit) for losses on lending-related commitments	(4)	(26)	(2)
Other expense	86	121	129

Total noninterest expense	701	744	785

Income (loss) from continuing operations before income taxes	393	508	(123)
Income taxes	111	172	(82)

Income (loss) from continuing operations	282	336	(41)
Income (loss) from discontinued operations, net of taxes	(11)	(13)	2

Net income (loss)	271	323	(39)
Less: Net income (loss) attributable to noncontrolling interests	8	3	16

Net income (loss) attributable to Key	$263	$320	$(55)

Income (loss) from continuing operations attributable to Key common shareholders	$184	$292	$(98)
Net income (loss) attributable to Key common shareholders	173	279	(96)

Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.21	$.33	$(.11)
Income (loss) from discontinued operations, net of taxes	(.01)	(.02)	—
Net income (loss) attributable to Key common shareholders	.20	.32	(.11)

Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.21	$.33	$(.11)
Income (loss) from discontinued operations, net of taxes	(.01)	(.02)	—
Net income (loss) attributable to Key common shareholders	.19	.32	(.11)

Cash dividends declared per common share	$.01	$.01	$.01

Weighted-average common shares outstanding (000)	881,894	875,501	874,386
Weighted-average common shares and potential common shares outstanding (000) (b)	887,836	900,263	874,386

(a)	For the three months ended March 31, 2011, December 31, 2010 and March 31, 2010, Key did not have any impairment losses related to securities.

(b)	Assumes conversion of stock options and/or Preferred Series A shares, as applicable.